EXHIBIT 99.1

                                  CERTIFICATION

           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                   (SUBSECTIONS (A) AND (B) OF SECTION 1350,
                  CHAPTER 63 OF TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of SonomaWest Holdings, Inc., a California corporation (the "Company"), does hereby certify that:

The Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              Dated: November 14, 2002


                                              /s/ Roger S. Mertz
                                              ------------------------
                                              Roger S. Mertz
                                              Chairman of the Board